May 21, 2025

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Dynamic Total Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena and Torrey Zaches, CFA. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. Mr. Zaches is a portfolio manager at NIMNA.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena and Torrey Zaches, CFA, each of whom serves as a primary portfolio manager of the fund and are jointly and primarily responsible for managing the fund's portfolio. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Zaches is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998.